                                                   EXHIBIT 99.2









          L. J. MELODY & COMPANY OF CALIFORNIA

          FINANCIAL STATEMENTS
          AS OF DECEMBER 31, 1995
          TOGETHER WITH AUDITORS' REPORT

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
L. J. Melody & Company of California:

We have audited the accompanying balance sheet of L. J. Melody & Company of California (a Texas corporation) as of December 31, 1995, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of L. J. Melody & Company of California as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Houston, Texas
March 18, 1996 (except with
  respect to the matter discussed
  in Note 5, as to which the date
  is July 12, 1996)

                      L. J. MELODY & COMPANY OF CALIFORNIA
                      ------------------------------------


                        BALANCE SHEET--DECEMBER 31, 1995
                        --------------------------------

                                    ASSETS
                                    ------
CURRENT ASSETS:
  Cash and cash equivalents                                                                    $  181,400
  Accounts receivable and other current assets                                                  1,168,189
                                                                                               ----------

       Total current assets                                                                     1,349,589

EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
  Furniture and fixtures                                                                          135,796
  Computer hardware and software                                                                   23,744
  Leasehold improvements                                                                           65,665
                                                                                               ----------
                                                                                                  225,205
  Less- Accumulated depreciation and amortization                                                (103,625)
                                                                                               ----------
                                                                                                  121,580
OTHER ASSETS:
  Employment agreements and covenants not to compete, net of accumulated amortization of
   $427,816                                                                                       111,624

  Purchased loan servicing rights and related assets, net of accumulated amortization of
   $540,490
                                                                                                  434,923
                                                                                               ----------

       Total assets                                                                            $2,017,716
                                                                                               ==========

                            LIABILITIES AND SHAREHOLDERS' EQUITY
                            ------------------------------------

CURRENT LIABILITIES:
  Accrued employee benefits                                                                    $  424,607
  Accounts payable and accrued expenses                                                           130,615
                                                                                               ----------

       Total current liabilities                                                                  555,222

COMMITMENTS AND CONTINGENCIES (Note 3)

SHAREHOLDERS' EQUITY:
  Voting common stock, par value $1 per share, 3,000 shares authorized, 1,000 shares
   issued and outstanding                                                                           1,000

  Nonvoting common stock, par value $1 per share, 1,000 shares authorized, 1 share
   issued and held in treasury                                                                          -

  Additional paid-in capital                                                                    1,407,247
  Retained earnings                                                                                54,247
                                                                                               ----------
                                                                                                1,462,494
                                                                                               ----------

       Total liabilities and shareholders' equity                                              $2,017,716
                                                                                               ==========

   The accompanying notes are an integral part of these financial statements.

                      L. J. MELODY & COMPANY OF CALIFORNIA
                      ------------------------------------


                            STATEMENT OF OPERATIONS
                            -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------

REVENUES:
  Loan placement and brokerage          $2,776,119
  Loan servicing                           693,926
  Other income                               8,970
                                        ----------
                                         3,479,015

EXPENSES:
  Salaries and other compensation        2,093,064
  General and administrative               975,849
  Depreciation and amortization            273,393
                                        ----------
                                         3,342,306
                                        ----------

NET INCOME                              $  136,709
                                        ==========

   The accompanying notes are an integral part of these financial statements.

                      L. J. MELODY & COMPANY OF CALIFORNIA
                      ------------------------------------


                       STATEMENT OF SHAREHOLDERS' EQUITY
                       ---------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------



                                      Voting    Nonvoting     Additional     Retained
                                      Common      Common       Paid-In       Earnings
                                       Stock      Stock        Capital      (Deficit)       Total
                                      -------   ----------   ------------   ----------   ------------

BALANCE, December 31, 1994             $1,000         $ 1     $1,205,025     $(81,268)    $1,124,758

DISTRIBUTIONS TO OR ON BEHALF OF
 SHAREHOLDERS                               -           -        (25,000)           -        (25,000)


CAPITAL CONTRIBUTIONS                       -           -        227,222            -        227,222

NET INCOME                                  -           -              -      136,709        136,709

REPURCHASE OF NONVOTING
 COMMON STOCK                               -          (1)             -       (1,194)        (1,195)
                                      -------   ---------     ----------     --------     ----------

BALANCE, December 31, 1995             $1,000         $ -     $1,407,247     $ 54,247     $1,462,494
                                      =======   =========     ==========     ========     ==========

   The accompanying notes are an integral part of these financial statements.

                      L. J. MELODY & COMPANY OF CALIFORNIA
                      ------------------------------------


                            STATEMENT OF CASH FLOWS
                            -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------

OPERATING ACTIVITIES:
  Net income                                                   $ 136,709
  Adjustments to reconcile net income to net cash used in
   operating activities-
   Depreciation and amortization                                 273,393
   Changes in operating assets and liabilities-
   Accounts receivable and other current assets                 (991,917)
   Accrued employee benefits                                     176,847
   Accounts payable and accrued expenses                          59,031
                                                               ---------

  Net cash used in operating activities                         (345,937)

INVESTING ACTIVITIES:
  Proceeds from sale of equipment                                  1,577
  Purchase of equipment                                          (69,483)
  Purchase of loan servicing rights and related assets           (41,124)
                                                               ---------

  Net cash used in investing activities                         (109,030)

FINANCING ACTIVITIES:
  Capital contributions                                          227,222
  Distributions to shareholders                                  (25,000)
  Repurchase of nonvoting common stock                            (1,195)
                                                               ---------

  Net cash provided by financing activities                      201,027
                                                               ---------

NET DECREASE IN CASH AND CASH EQUIVALENTS                       (253,940)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                   435,340
                                                               ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR                       $ 181,400
                                                               =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for state income taxes             $     800
                                                               =========

   The accompanying notes are an integral part of these financial statements.

                      L. J. MELODY & COMPANY OF CALIFORNIA
                      ------------------------------------


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               DECEMBER 31, 1995
                               -----------------



1.  SIGNIFICANT ACCOUNTING MATTERS:
    -------------------------------

L. J. Melody & Company of California (the Company) is a commercial mortgage banker and servicer of commercial mortgages. As of December 31, 1995, the Company was servicing loans for others with principal balances aggregating approximately $1.4 billion. Approximately 52 percent of loan placement and brokerage revenue and 71 percent of loan servicing revenue were earned from one investor. In addition, 12 percent of loan placement and brokerage revenue and 25 percent of loan servicing revenue were earned from two separate investors. The Company primarily operates in Southern California and Arizona; however, it pursues mortgage banking operations in other areas of the country as they arise. The following is a summary of the Company's significant accounting matters.

Use of Estimates
- ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Standard Regarding Impairment
- --------------------------------------------

In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement established the recognition and measurement standards related to the impairment of long-lived assets. Effective January 1, 1996, the Company adopted SFAS No.
121. The adoption of this standard did not have a material effect on the Company's financial position or results of operations.

New Accounting Standard Regarding
Accounting for Mortgage Servicing Rights
- ----------------------------------------

In May 1995, the Financial Accounting Standards Board issued SFAS No. 122, "Accounting for Mortgage Servicing Rights." This statement requires that a mortgage banking enterprise recognize as separate assets rights to service mortgage loans for others, however those servicing rights are acquired. This statement is required to be adopted by the Company in fiscal 1996. Management of the Company has not yet determined the impact, if any, that the adoption of this statement will have on the Company's financial position or results of operations.

Cash and Cash Equivalents
- -------------------------

Cash and cash equivalents consist of cash and money market mutual funds. Cash equivalents are carried at cost, which approximates fair value.

Equipment and Leasehold Improvements
- ------------------------------------

Equipment and leasehold improvements are carried at cost. Depreciation and amortization are computed using the straight-line or double declining balance methods over the assets' estimated useful lives, which range from three to ten years.

Purchased Loan Servicing Rights
- -------------------------------

The cost of purchased loan servicing rights is being amortized in proportion to and over the period of estimated servicing income and on a straight-line basis. Adjustments are made for unexpected loan prepayments as they occur.

Employment Agreements
and Covenants Not to Compete
- ----------------------------

Capitalized costs relating to employment agreements and covenants not to compete are amortized on a straight-line basis over the term of the related agreement.

Loan Placement and Brokerage
- ----------------------------

Revenue from loan placement and brokerage is recognized at the time that a noncontingent commitment is obtained and the Company has no significant remaining obligations for performance in connection with the transaction. Related expenses are charged to income as incurred.

Loan Servicing
- --------------

Loan servicing revenue represents a participation in interest collections on loans serviced for investors, normally based upon a stipulated percentage of the outstanding monthly principal balance of such loans. These revenues are credited to income as monthly principal and interest payments are collected from mortgagors, and expenses of loan servicing are charged to income as incurred.
As of December 31, 1995, escrow funds of $6,691,225, held in conjunction with servicing activities, were on deposit in bank accounts held in trust for investors and are not included in the accompanying balance sheet.

Income Taxes
- ------------

The Company operates under Subchapter S of the Internal Revenue Code and, consequently, is not subject to federal income tax. The shareholders include the Company's taxable income or loss in their individual tax returns. For California state income tax purposes, the Company is taxed under Subchapter S status.

Fair Value of Financial Instruments
- -----------------------------------

The Company's financial instruments are either carried at fair value or cost. The carrying amounts of financial instruments reported at cost approximate their fair values because of the short maturity, short lapse of time between their issuance and year-end, and market interest rates, as applicable, of those instruments.

2.  RELATED-PARTY TRANSACTIONS:
    ---------------------------

L. J. Melody & Company provides loan servicing on certain loans obtained by the Company and also provides administrative services for which the Company paid $261,246 and $72,000, respectively, during 1995.

3.  LEASES:
    -------

Future minimum lease payments for noncancelable operating leases for office space and equipment approximate $241,000, $230,000, $223,000, $207,000 and
$213,000 for the years ended December 31, 1996 through 2000, respectively. Rent expense under these operating leases aggregated approximately $247,000 for the year ended December 31, 1995.

4.  PROFIT-SHARING PLANS:
    ---------------------

The Company has a 401(k) profit-sharing plan under which all employees are eligible for participation after completing six months of service. Participating employees can elect to make contributions to the plan on a pretax salary deduction basis in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Under the provisions of the plan, the Company may make discretionary matching contributions. The Company's contribution to the plan in 1995 was $42,867.

5.  SUBSEQUENT EVENT:
    -----------------

Effective July 1, 1996, CB Commercial Mortgage Company, Inc. (CB Mortgage), a wholly owned subsidiary of CB Commercial Real Estate Group, Inc. (CB Commercial), acquired all of the oustanding capital stock of the Company and of
L. J. Melody & Company (LJMCo), an affiliate of the Company that is owned 67 percent by the majority shareholder of the Company. The aggregate purchase price for the Company and LJMCo was $15 million, of which $9 million was paid in cash and the remainder in senior and contingent promissory notes. On July 9, 1996, CB Mortgage merged into LJMCo, with LJMCo surviving the merger. As a result of the merger, the Company became a wholly owned subsidiary of LJMCo, and it is intended that at the end of 1996 the Company will be merged into LJMCo.